Financial Instruments (Tables)	6 Months Ended
Jun. 30, 2022
Financial Instruments
Schedule of total marketable securities by currency

	June 30,	December 31,
	2022	2021
Percent

USD	79%	75%
DKK	13%	16%
EUR	7%	8%
GBP	1%	1%
Total	100%	100%

Schedule of Financial Assets

(DKK million)	June 30, 2022				December 31, 2021
Assets Measured at Fair Value	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Marketable securities	11,799	—	—	11,799	10,381	—	—	10,381
Other investments	150	—	51	201	344	—	27	371